UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
January 10, 2018
Date of Report (Date of earliest event reported)

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FCB FINANCIAL HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

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Delaware	001-36586	27-0775699
(State or other jurisdiction of incorporation	(Commission file number)	(IRS Employer Identification Number)
2500 Weston Road, Suite 300
Weston, Florida 33331
(Address of principal executive offices)
(954) 984-3313
(Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [ ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 8.01 Other Events

Impact of Tax Reform on FCB Financial Holdings, Inc.

FCB Financial Holdings, Inc. (the "Company") announced today that as a result of the “Tax Cuts and Jobs Act” (the “TCJA”), the Company is required to revalue its deferred tax assets and deferred tax liabilities to account for the future impact of lower corporate tax rates on these deferred amounts. The reduction in the federal corporate tax rate will negatively impact the Company’s fourth quarter 2017 results but is expected to positively impact the Company’s future after-tax earnings.

The Company has performed a preliminary analysis as of December 31, 2017 estimating the impact of this one-time non-cash charge to the income statement of approximately $14.3 million that will reduce the Company’s fourth quarter 2017 results. Pursuant to the Company’s analysis, the fourth quarter earnings impact will be approximately $(0.31) per share and the tangible book value impact will be approximately $(0.32) per share based on fourth quarter weighted average diluted shares of 46,565,052 and total shares outstanding of 44,380,580 at year end, respectively.

These preliminary estimates of the impact of the TCJA on the Company should not be viewed as a substitute for full financial statements prepared in accordance with U.S. generally accepted accounting principles, and are not necessarily indicative of the results to be achieved for any future periods. The estimates have been prepared by management and the Company's independent auditors have not completed their audit or review of such information.

Forward-Looking Statements

This release may contain “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Any statements about our expectations, beliefs, plans, strategies, predictions, forecasts, objectives or assumptions of future events or performance are not historical facts and may be forward-looking. These statements are often, but not always, made through the use of words or phrases such as “anticipates,” “believes,” “expects,” “can,” “could,” “may,” “predicts,” “potential,” “opportunity,” “should,” “will,” “estimate,” “plans,” “projects,” “continuing,” “ongoing,” “expects,” “seeks,” “intends” and similar words or phrases. Accordingly, these statements involve estimates, known and unknown risks, assumptions and uncertainties that could cause actual strategies, actions or results to differ materially from those expressed in them, and are not guarantees of timing, future results or other events or performance. Because forward-looking statements are necessarily only estimates of future strategies, actions or results, based on management’s current expectations, assumptions and estimates on the date hereof, and there can be no assurance that actual strategies, actions or results will not differ materially from expectations, you are cautioned not to place undue reliance on such statements. Additional information regarding certain risks, uncertainties and other factors that could cause actual strategies, actions and results to differ materially from those contemplated in forward-looking statements is included from time to time in our filings with the SEC, including under the heading “Risk Factors” in our most recent Annual Report on Form 10-K. Any forward-looking statement speaks only as of the date on which it is made, and FCB Financial Holdings, Inc. undertakes no obligation to update any forward-looking statement, whether to reflect events or circumstances after the date on which the statement is made, to reflect new information or the occurrence of unanticipated events, or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FCB FINACIAL HOLDINGS, INC.

Date:	January 10, 2017	By:	/s/ Jack Partagas
Name: Jack Partagas
Title: Chief Financial Officer